SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 22, 2003

                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                         0-17795                  77-0024818
(State or Other Jurisdiction of          (Commission              (IRS Employer
Incorporation or Organization)           File Number)        Identification No.)


           2901 Via Fortuna, Austin, TX                         78746
           (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000

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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The exhibit listed below is being furnished with this Form 8-K:

         Exhibit 99.1 Second Quarter Fiscal Year 2004 Earnings Release dated October 22, 2003.


Item 12.  Results of Operations and Financial Condition.

         On October 22, 2003, Cirrus Logic, Inc. (the "Company") issued a press release relating to the results of its second fiscal quarter 2004, ended September 27, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CIRRUS LOGIC, INC.


Date:  October 22, 2003             By:     /s/ Kirk Patterson
                                    Name:   Kirk Patterson
                                    Title:  Acting Chief Financial Officer, Vice
                                            President & Controller

                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

99.1 Text of Second Quarter Fiscal Year 2004 Earnings Release dated October 22, 2003.

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Exhibit 99.1